AMENDMENT NO.12

                                       TO

                           LOAN AND SECURITY AGREEMENT

            THIS AMENDMENT NO. 12 ("Amendment") is entered into as of April 1, 1999, by and among GENERAL BEARING CORPORATION ("General Bearing"), a Delaware corporation, HYATT RAILWAY PRODUCTS CORP. ("Hyatt"), a New York corporation, each having its principal place of business at 44 High Street, West Nyack, New York (General Bearing and Hyatt each a "Borrower" and jointly and severally referred to as "Borrowers") and BNY FINANCIAL CORPORATION having its principal place of business at 1290 Avenue of the Americas, New York, New York 10104 ("Lender").

BACKGROUND

            Borrowers and Lender are parties to a Loan and Security Agreement dated as of December 20, 1993, as amended by (i) Amendment No. 1 to Loan and Security Agreement dated as of April __, 1994, (ii) Amendment No. 2 to Loan and Security Agreement dated as of May 31, 1994, (iii) Amendment No. 3 to Loan and Security Agreement dated as of November 14, 1994, (iv) Amendment No.4 to Loan and Security Agreement dated as of June 19, 1995, (v) Amendment No. 5 to Loan and Security Agreement dated as of March 1, 1996, (vi) Waiver and Amendment No. 6 to Loan and Security Agreement dated as of March 22, 1996, (vii) Waiver and Amendment No. 7 to Loan and Security Agreement dated as of September 25, 1996,
(viii) Amendment No. 8 to Loan and Security Agreement dated as of October 31, 1996, (ix) a Letter Agreement dated March 7, 1997, (x) Amendment No. 9 to Loan and Security Agreement dated as of June ___, 1997, (xi) a Letter Amendment dated July 27, 1997, (xii) Waiver and Amendment No. 10 dated as of March 20, 1998,
(xiii) a Letter Agreement dated April 7, 1998, and (xiv) Amendment No. 11 to Loan and Security Agreement dated as of May __, 1998 (as may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provided Borrowers with certain financial accommodations.

            Borrowers have requested that Lender amend one of the financial covenants contained in the Loan Agreement and Lender is willing to do so on the terms and conditions hereafter set forth.

            NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

            2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

            Section 12 (n) is amended to the extent that the final entry noted therein (namely, for the "Fiscal Quarter End" of December 31, 1998) is superceded and replaced as follows:

                   Fiscal Quarter End                  Tangible Net Worth
                   ------------------                  ------------------
                   December 31, 1998                   $16,750,000
                   March 31, 1999                      $16,750,000
                   June 30, 1999                       $16,750,000
                   September 30, 1999                  $16,750,000
                   December 31, 1999                   $18,000,000
                   and each fiscal quarter end thereafter

            3. Conditions of Effectiveness. This Amendment shall become effective when Lender shall have received this Amendment executed by each Borrower and consented and agreed to by each of David Gussack, Fisco Industries, Ltd. and General Bearing and Hyatt as guarantors and World Machinery Company as subordinated lender.

            4. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

                  (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of each Borrower and are enforceable against each Borrower in accordance with respective terms.

                  (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  (c) No Event of Default has occurred and is continuing or
            would exist after giving effect to this Amendment.

                  (d) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

            5. Effect on the Loan Agreement

                  (a) Upon the effectiveness of Section 2 hereof each reference in the Loan Agreement to "this Agreement," "hereunder." "hereof" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                  (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this
            Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

            6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

            7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            8. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto

            IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.


                                      GENERAL BEARING CORPORATION

                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________


                                      HYATT RAILWAY PRODUCTS CORP.

                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________


                                      BNY FINANCIAL CORPORATION

                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________

CONSENTED AND AGREED TO:

FISCO INDUSTRIES, LTD., as Guarantor

By: ______________________________________
Name: ____________________________________
Title: ___________________________________


GENERAL BEARING CORPORATION, as Guarantor

By: ______________________________________
Name: ____________________________________
Title: ___________________________________


                      SIGNATURES CONTINUED ON NEXT PAGE

HYATT RAILWAY PRODUCTS CORP., as Guarantor

By: ______________________________________
Name: ____________________________________
Title: ___________________________________


__________________________________________
David Gussack, Limited Guarantor


WORLD MACHINERY COMPANY,
as subordinated lender

By: ______________________________________
Name: ____________________________________
Title: ___________________________________